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                                                                 EXHIBIT 10(n)xx


[LOGO]                        SILICON VALLEY BANK

                           AMENDMENT TO LOAN AGREEMENT

BORROWER:    CALBIOCHEM-NOVABIOCHEM CORPORATION
ADDRESS:     10394 PACIFIC CENTER COURT
             SAN DIEGO, CALIFORNIA  92121

DATE:        JUNE 27, 1997

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

         The Parties agree to amend, effective as of the date hereof, the Loan and Security Agreement between them dated July 28, 1995, as amended by that Amendment to Loan Agreement dated November 22, 1995, effective as of September 30, 1995, as amended by that Amendment to Loan Agreement dated January 24, 1996, and as amended by that Amendment to Loan Agreement dated May 27, 1997 (as so amended and as otherwise amended from time to time, the "Loan Agreement") as follows: (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. MODIFICATION TO SCHEDULE. The Schedule to the Loan Agreement is hereby deleted and replaced with the Schedule to Loan Agreement as attached hereto, provided that the Supplement to Schedule to Loan Agreement shall not be considered deleted and shall be deemed attached to the Schedule as amended hereby.

         2. MODIFICATION TO SUPPLEMENT TO SCHEDULE. The Supplement to Schedule to Loan Agreement is hereby amended by replacing the definition of "Interest Rate" set forth in Section 1 thereof with the definition of "Interest Rate" as set forth below:

         "'Interest Rate' shall mean as to: (a) Prime Rate Revolving Loans, a rate per annum equal to the Prime Rate; and (b) LIBOR Rate Revolving Loans, a rate of 2.35% per annum in excess of the LIBOR Rate (based on the LIBOR Rate applicable for the Interest Period selected by the Borrower)."

         3. FEE. Borrower shall pay to Silicon a fee in the amount of $12,500, which shall be in addition to interest and to all other amounts payable hereunder, and which shall not be refundable.

         4. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect




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SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
--------------------------------------------------------------------------------

to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                              SILICON:

CALBIOCHEM-NOVABIOCHEM CORPORATION     SILICON VALLEY BANK

                                       BY /s/ LINDA LE BEAU
                                          ------------------------------
BY /s/ JAMES G. STEWART                TITLE SVP
  -------------------------------           ----------------------------
    PRESIDENT OR VICE PRESIDENT

BY /s/ ARTHUR E. ROKE
  -------------------------------
  SECRETARY OR ASS'T SECRETARY



                                     CONSENT

         The undersigned guarantors acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Guaranties executed by the undersigned in favor of Silicon, all of which are hereby ratified and affirmed and shall continue in full force and effect.

CN BIOSCIENCES, INC.                   CALBIOCHEM-NOVABIOCHEM AG

By: /s/ JAMES G. STEWART               By: /s/ STELIOS B. PAPADOPOULOS
   ------------------------------         -----------------------------
Title:  VICE PRESIDENT                 Title: DIRECTOR
      ---------------------------            --------------------------



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